SIXTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 2nd day of November, 2010, by and among RADISYS CORPORATION, an Oregon corporation (“Borrower”), and Silicon Valley Bank (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
RECITALS
A.Borrower and Bank have entered into that certain Loan and Security Agreement dated as of August 7, 2008 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.
B.Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.
C.Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the amendment contained herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
1.     AMENDMENTS TO THE LOAN AGREEMENT.
1.1     AMENDMENT TO SECTION 6.2 OF THE LOAN AGREEMENT. Subject to the terms of Section 4 below, Subsection (b)(i) of Section 6.2 of the Loan Agreement is amended and restated in its entirety and replaced with the following:
“(b)(i) If Borrower is below the Current Ratio Threshold and Credit Extensions have exceeded the Threshold Amount, within thirty (30) days after the last day of each quarter and within five (5) days prior to each Funding Date, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date) and a Deferred Revenue report; for purposes of clarity, if Borrower is at or above the Current Ratio Threshold, delivery of a Borrowing Base Certificate is not required;”
1.2     AMENDMENT TO SECTION 7.3 OF THE LOAN AGREEMENT. Subject to the terms of Section 4 below, Section 7.3 of the Loan Agreement is amended and restated in its entirety and replaced with the following:
7.3    Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person; provided, however, Bank's consent to the foregoing shall not be required so long as (a) Borrower is the sole survivor or parent company upon the consummation of any transaction described hereunder; (b) no Event of Default has occurred or is likely to occur as a result of such transaction; (c) so long as Borrower provides Bank satisfactory evidence that Borrower shall be in pro forma compliance with the financial covenants herein before and for the next four quarters after such transaction, provided, that such pro forma compliance is not required where the consideration for acquisitions in any calendar year is equal to or less than $50,000,000, (d) the entity being acquired is in a similar line of business of Borrower; (e) the acquisition is non-hostile; and (f) Borrower has a minimum of $40,000,000 in cash following the acquisition. A Subsidiary may merge or consolidate into a Guarantor or into Borrower or a Subsidiary which is not a Guarantor may merge or consolidate with or into another Subsidiary which is not a Guarantor.
1.3     AMENDMENT TO SECTION 13.1. Subject to the terms of Section 4 below, the following definition of “Current Ratio Threshold” is hereby added to Section 13.1 of the Loan Agreement in its appropriate alphabetical order:
“Current Ratio Threshold” is a Current Ratio of 2.00:1.00. Borrower is at or above the Current Ratio Threshold if the Current Ratio is equal to or greater than 2.00:1.00 and Borrower is below the Current Ratio Threshold if the Current Ratio is less than 2.00:1.00.
1.4     AMENDMENT TO SECTION 13.1. Subject to the terms of Section 4 below, the following definitions in Section 13.1 of the Loan Agreement are amended and restated in their entirety and replaced with the following:
“Availability Amount” is the lesser of (i) the Revolving Line or (ii)(1) if Borrower is at or above the Current Ratio Threshold, $30,000,000, or (2) if Borrower is below the Current Ratio Threshold, $10,000,000 plus the Borrowing Base minus in each case (a) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserves, minus (b) the FX Reserve, and minus (c) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services); provided however that the first $5,000,000 of the aggregate Credit Extensions under Sections 2.1.3 and 2.1.4 shall not be subtracted from the amount in clause (i) or (ii) above.
“Revolving Line Maturity Date” is September 30, 2012.
“Threshold Amount” means the outstanding principal amount of all Credit Extensions up to and including $10,000,000; provided however that the first $5,000,000 of the aggregate Credit Extensions under Sections 2.1.3 and 2.1.4 shall not be counted toward such $10,000,000 amount.
1.5     AMENDMENT TO EXHIBIT F. Subject to the terms of Section 4 below, Exhibit F (the Compliance Certificate) of the Loan Agreement is amended and restated in its entirety and replaced with the Exhibit A attached hereto.
2.     BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:
(a)immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
(b)Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
(c)the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
(d)the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;
(e)this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights; and
(f)as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.
Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.
3.     LIMITATION. The amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future consent or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank's right to demand strict performance of all terms and covenants as of any date.
4.     EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:
4.1    Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank; and
4.2    Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Amendment.
5.     COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
6.     INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.
7.     GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	RadiSys Corporation
an Oregon corporation

By: /s/ Brian Bronson
Printed Name: Brian Bronson
Title: Chief Financial Officer

Bank:	Silicon Valley Bank
By: /s/ Ron Sherman
Printed Name: Ron Sherman
Title: Senior Relationship Manager

EXHIBIT A
EXHIBIT F
FORM OF COMPLIANCE CERTIFICATE
TO:    SILICON VALLEY BANK                        Date:
FROM:
The undersigned authorized officer of RadiSys Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements	Quarterly within 40 days	Yes No
Annual financial statement	FYE unaudited within 90 days and audited within 120 days	Yes No
10-Q, 10-K and 8-K + CC	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R & A/P Agings + Deferred Revenue report	Quarterly within 30 days if Borrower is not above the Current Ratio Threshold and Credit Extensions are above the Threshold Amount (if Borrower is above the Current Ratio Threshold, BBC not required)	Yes No
Material Litigation	Prompt	Yes* No
Annual board approved financial projections	Annually within 60 days of fiscal year end	Yes No

*If yes, attached is a summary of the Material Litigation not previously disclosed by Borrower or any of its Subsidiaries.

Financial Covenant	Required	Actual	Complies

Maintain on an applicable quarterly basis:
Current Ratio	1.5:1.00 on June 30, 2009 and each fiscal quarter thereafter	_____:1.00	Yes No
Minimum EBITDA	$0 from such period, measured on a rolling four quarter basis, ending June 30, 2009 and each quarter thereafter	________	Yes* No
Maximum Capital Expenditures	No greater than $8,000,000 in any fiscal year	$_______	Yes** No
* In no event shall EBITDA losses for any one quarter exceed $3,000,000
** Excluding Capital Expenditures financed by purchase money security interest financing or financial leases to the extent permitted by Section 7.4

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RADISYS CORPORATION By: Name: Title:
BANK USE ONLY
Received by: _____________________
authorized signer
Date: _________________________
Verified: ________________________
authorized signer
Date: _________________________
Compliance Status:Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
Dated:    ____________________
I.    Current Ratio (Section 6.7(a))
Required:    1.5:1.00 on June 30, 2009 and each fiscal quarter thereafter
Actual:

A.	Current Assets	$
B.	Current Liabilities less Deferred Revenue	$
C.	Aggregate amount of outstanding Advances and Letters of Credit	$
D.	Current Ratio (line A divided by the sum of line B plus line C)

Is line D equal to or greater than the applicable required ratio set forth above?
  No, not in compliance          Yes, in compliance
II.    Minimum EBITDA (Section 6.7(b))
Required:    The minimum EBITDA set forth below opposite each period; provided however in no event shall EBITDA losses for any one quarter exceed $3,000,000.

Fiscal Period	Minimum EBITDA
Such period, measured on a rolling four quarter basis, ending June 30, 2009 and each quarter thereafter	$—
Actual:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1.Net Interest Expense	$
	2.The provision for income taxes	$
	3.Depreciation expense	$
	4.Amortization expense	$
	5.Income tax expense	$

6.non-cash stock based compensation to the extent reflected as a charge in the statement of Net Income for such period; provided however, to the extent that the Borrower took (1) an impairment charge on the goodwill as required by FAS 142 fair value testing for the fiscal quarter ending December 31, 2008, such charge shall be added back to EBITDA in an amount not to exceed $67,256,000 and (2) a FAS 109 Deferred Tax Asset write down for the fiscal quarter ending March 31, 2009, such write down shall be added back to EBITDA for such quarter in an amount not to exceed $39,172,475
$
	7.The sum of lines 1 through 6	$
C.	EBITDA (line A plus line B.7)	$

Is line C equal to or greater than the required minimum EBITDA set forth opposite the fiscal period above?
No, not in compliance                          Yes, in compliance

Are EBITDA losses for any quarter less than $3,000,000?

No, not in compliance                          Yes, in compliance